UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, TX		77381
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (281) 362-6800

(Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 14, 2013, Newpark Resources, Inc. (the “Company”) issued a press release announcing financial information for the three and twelve months ended December 31, 2012.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and the information in the exhibit attached hereto announcing the Company’s earnings for the three and twelve months ended December 31, 2012 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item9.01	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press release issued by Newpark Resources, Inc. on February 14, 2013.

SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: February 15, 2013	By:	/s/ Gregg S. Piontek
Gregg S. Piontek, Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Newpark Resources, Inc. on February 14, 2013.